THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated July 16, 2020

to the

THORNBURG FUNDS PROSPECTUS (THE “RETAIL PROSPECTUS”)

dated February 1, 2020, as supplemented March 16 and 24, June 1, and June 19, 2020

Effective immediately, the following information is added after the sub-section relating to Robert W. Baird & Co. Inc., in the “Appendix A - Sales Charge Waivers Offered by Financial Intermediaries” section of the Retail Prospectus:

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

All other sales charge waivers and reductions described elsewhere in the Funds’ prospectus or SAI still apply.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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